Exhibit 32.2


                           SECTION 1350 CERTIFICATION
                         OF PRINCIPAL FINANCIAL OFFICER
                         (required by Section 906 of the
                           Sarbanes-Oxley Act of 2002)


In connection with the report on Form 10-Q for the quarterly period ended June 30, 2003 of Central Illinois Public Service Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Warner L. Baxter, chief financial officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2003



                                        /s/ Warner L. Baxter
                                        -------------------------------------
                                        Warner L. Baxter
                                        Senior Vice President, Finance
                                        (Principal Financial Officer)




A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in the typed form within the electronic version of this written statement required by Section 906, has been provided to Central Illinois Public Service Company and will be retained by Central Illinois Public Service Company and furnished to the Securities and Exchange Commission or its staff upon request.